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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use in this Registration Statement of Olympus Communications, L.P. and Olympus Capital Corporation on Form S-4 of our report on the financial statements of WB Cable Associates, Ltd. dated February 3, 1995, appearing in this Registration Statement and related Prospectus.

ERNST & YOUNG LLP

Denver, Colorado
January 6, 1997